EXHIBIT 99.1

GeoPharma Announces Fiscal Year 2009 Third Quarter Earnings

LARGO, Fla., Feb. 11, 2009 (GLOBE NEWSWIRE) -- GeoPharma, Inc. (Nasdaq:GORX) (the "Company") announced its fiscal year 2009 third quarter results for the period ended December 31, 2008, reporting revenues of $13,112,972 for the quarter representing a decrease of approximately 28% versus the same period a year ago. Revenues for the nine month period ended December 31, 2008 were $49,178,027 representing an increase of 58% as compared to the nine month period ended December 31, 2007.

Commenting on the quarter, GeoPharma CEO Mihir Taneja stated, "Although many challenges in our business have persisted through the first nine months of our fiscal year, several restructuring initiatives, the addition of new manufacturing contracts and the emergence of our pharmaceutical business lend us confidence we will end the 2009 fiscal year on a high note."

Q3 Financial Summary

 --  Total revenues for the third quarter ended December 31, 2008 were
     $13,112,972.

 --  Total revenues for the nine months ended December 31, 2008 were
     $49,178,027, an increase of 58% over the nine months ended
     December 31, 2007.

 --  Distribution revenues for the nine months ended December 31, 2008 were $33,116,852, an increase of 129% over the nine months ended
     December 31, 2007.

 --  Pharmaceutical revenues for the nine months ended December 31,
     2008 were $1,162,405, an increase of 2722% over the nine months ended December 31, 2007.

 --  Gross profits for the nine months ended December 31, 2008 were
     $8,725,857, an increase of 38% when compared to gross profits for the nine months ended December 31, 2007.

 --  Net loss for the three months ended December 31, 2008 was
     ($4,446,388) or ($.26) per share.

 --  Selling, general and administrative expenses, exclusive of depreciation and amortization, were $5,612,315 for the quarter ended December 31, 2008.

 --  Research and development ("R&D") expenditures for the three months ended December 31, 2008 totaled $307,638, all of which was charged as an expense to operations as compared to $309,850 of
     R&D expense for the three months ended December 2007.

GeoPharma Sr. VP/CFO Carol Dore-Falcone, commenting on the results, stated, "The Company is excited about the future, the newest rounds of cost cuts coupled with the money received for a percentage of our ovarian cancer unit as well as the firm belief we will be producing more products in our Pharma segment shortly gives us great optimism. It is our hope to achieve break even on a cash basis in the final quarter of the 2009 fiscal year ending March 31, 2009 and to see continued improvements in our financial results thereafter."

GeoPharma will host a conference call to discuss the results on Wednesday, February 11, 2009 at 4:35 p.m. (ET). The conference call will be hosted by GeoPharma, Inc. CEO Mihir Taneja and Sr. VP/CFO Carol Dore-Falcone. Participants may dial in before the call to register. The dial in number for participants is 1-877-718-5095 and 1-719-325-4815 for international callers. The Conference Confirmation code is 6546406.

Interested parties may also listen via the internet at: http://gorx.client.shareholder.com/

Replay of the call will be available from 7:35 p.m. ET on the night of February 11th until Midnight, Wednesday, February 25th. The Replay of the call may be heard by dialing 1-888-203-1112 or 1-719-457-0820 for international callers. The Replay Pass Code is 6546406.

ABOUT GEOPHARMA, INC.:

GeoPharma, Inc. is a rapidly growing Bio/Pharma company with a diversified business model participating in 3 main market segments: Specialty Pharma, Manufacturing, and Distribution. The Specialty Pharma division specializes in the formulation of generic drugs for human and veterinary usage and the development of medical devices used by oncologists and other medical professionals. The Manufacturing and Distribution divisions, manufacture, package, and distribute generic drugs, nutraceuticals, cosmetics, and functional food products for companies worldwide.

FORWARD-LOOKING STATEMENTS

This press release may contain statements, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including those regarding the company and its subsidiaries' expectations, intentions, strategies and beliefs pertaining to future performance. All statements contained herein are based upon information available to the company's management as of the date hereof, and actual results may vary based upon future events, both within and without management's control. Important factors that could cause such differences are described in the company's periodic filings with the Securities and Exchange Commission.

                   GEOPHARMA, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF OPERATIONS

                     Three Months Ended          Nine Months Ended
                        December 31,                December 31,
                 -------------------------  --------------------------
                    2008          2007         2008            2007
                 -----------   -----------  ------------   -----------
                 (Unaudited)   (Unaudited)  (Unaudited)    (Unaudited)

 Revenues:
  Distribution   $ 8,527,211   $11,217,987  $ 33,116,852   $14,435,258
  Manufacturing    4,081,800     7,019,351    14,898,770    16,601,874
  Pharmaceutical     503,961            --     1,162,405        41,188
                 -----------   -----------  ------------   -----------

   Total
    revenues     $13,112,972   $18,237,338  $ 49,178,027   $31,078,320
                 -----------   -----------  ------------   -----------

 Cost of goods
  sold:
   Distribution    7,050,357     9,042,503    26,856,387    10,779,944
   Manufacturing
    (excluding
    depreciation
    and
    amortization
    presented
    below)         2,865,372     4,790,637    10,535,463    11,578,661
   Pharmaceutical    946,836       828,743     3,060,320     2,402,125
                 -----------   -----------  ------------   -----------

   Total cost of
    goods sold   $10,862,565   $14,661,883  $ 40,452,170   $24,760,730
                 -----------   -----------  ------------   -----------

 Gross profit:
  Distribution     1,476,854     2,175,484     6,260,465     3,655,314
  Manufacturing    1,216,428     2,228,714     4,363,307     5,023,213
  Pharmaceutical    (442,875)     (828,743)   (1,897,915)   (2,360,937)
                 -----------   -----------  ------------   -----------

   Total gross
    profit       $ 2,250,407   $ 3,575,455  $  8,725,857   $ 6,317,590
                 -----------   -----------  ------------   -----------

 Selling,
  general and
  administrative
  expenses:
   Selling,
    general and
    administrat-
    ive expenses   5,244,248     5,100,221    16,991,035    11,406,989
   Stock
    compensation
    expense          368,067       266,658     1,042,484       687,495
   Depreciation
    and
    amortization     728,140       487,050     2,121,152     1,306,409
                 -----------   -----------  ------------   -----------

   Total selling,
    general and
    administrat-
    ive expenses $ 6,340,455   $ 5,853,929  $ 20,154,671   $13,400,893
                 -----------   -----------  ------------   -----------

 Operating income
  (loss) before
  other income
  and expense,
  minority
  interest,
  income taxes
  and
  discontinued
  operations     $(4,090,048)  $(2,278,474) $(11,428,814)  $(7,083,303)
 Other income
  (expense), net:
   Interest
    income
    (expense),
    net             (537,170)     (240,311)   (1,516,405)     (313,277)
   Other income
    (expense),
    net                6,346        10,793        20,176        11,318
                 -----------   -----------  ------------   -----------

    Total other
     income
     (expense),
     net         $  (530,824)  $  (229,518) $ (1,496,229)  $  (301,959)
                 -----------   -----------  ------------   -----------

 Income (loss)
  before minority
  interest,
  income taxes
  and
  discontinued
  operations     $(4,620,872)  $(2,507,992) $(12,925,043)  $(7,385,262)
 Minority
  interest
  benefit
 (expense)           153,885       202,495       524,309       644,951
 Income tax
  benefit
  (expense)          158,300       729,951     1,776,200     2,415,353
                 -----------   -----------  ------------   -----------

 Net income
  (loss) from
  continuing
  operations     $(4,308,687)  $(1,575,546) $(10,624,534)  $(4,324,958)
 Discontinued
  operations:
   Revenues: PBM $        --   $        --  $         --   $ 2,925,139
   Cost of goods
    sold: PBM             --            --            --     2,904,274
                 -----------   -----------  ------------   -----------

    Gross profit:
     PBM         $        --   $        --  $         --   $    20,865
   Selling,
    general and
    administrat-
    ive expenses:
    PBM                   --            --            --        20,785
   PBM segment
    exit income
    (expense)             --            --            --         8,300
                 -----------   -----------  ------------   -----------

    Discontinued
     operations
     net income
     (net of
     income tax) $        --   $        --  $         --   $     8,380
                 -----------   -----------  ------------   -----------

 Net income
  (loss)         $(4,308,687)  $(1,575,546) $(10,624,534)  $(4,316,578)
 Preferred stock
  dividends          137,701       100,001       425,001       308,336
                 -----------   -----------  ------------   -----------

 Net income
  (loss)
  available to
  common
  shareholders   $(4,446,388)  $(1,675,547) $(11,049,535)  $(4,624,914)
                 ===========   ===========  ============   ===========

 Basic income
  (loss) per
  share          $     (0.26)  $     (0.12) $      (0.63)  $     (0.39)
                 ===========   ===========  ============   ===========

 Basic weighted
  average number
  of common
  shares
  outstanding     17,102,350    13,805,912    17,535,036    11,967,112
                 ===========   ===========  ============   ===========

 Diluted income
  (loss) per
  share          $     (0.26)  $     (0.12) $      (0.63)  $     (0.39)
                 ===========   ===========  ============   ===========

 Diluted weighted
  average number
  of common
  shares
  outstanding     17,102,350    13,805,912    17,535,036    11,967,112
                 ===========   ===========  ============   ===========

 Basic and
  diluted
  discontinued
  operations
  earnings per
  share          $        --   $        --  $         --   $        --
                 ===========   ===========  ============   ===========

CONTACT:  GeoPharma, Inc.
          Alexander Nachman, Director of Investor and Media Relations
          1-727-471-0850, ext. 243
          IR@GeoPharmainc.com